Rule 497(e)
                                                               File No.  2-89550


                          FutureFunds Series Account of
                   Great-West Life & Annuity Insurance Company
                           Effective December 20, 2004


Throughout the prospectus, please delete all references to INVESCO Dynamics Fund-Investor Share Class and replace with AIM Dynamics Fund-Investor Share Class (formerly INVESCO Dynamics).

Under the heading "The Eligible Funds, " please delete the disclosure concerning the INVESCO Stock Funds, Inc. and replace it with the following:

AIM Stock Funds, Inc.

AIM Dynamics Fund (Investor Share Class) (formerly INVESCO Dynamics Fund) seeks long-term capital growth. It normally invests at least 65% of its net assets in common stocks of mid-sized companies which are defined as companies that, at the time of purchase, are included in the Russell MidCap(R) Index during the most recent 11-month period (based on month-end data) plus the most recent data during the current month. The Fund also has the flexibility to invest in other types of securities including preferred stocks, convertible securities, and bonds. The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions, and other facts that the Fund's adviser believes will lead to rapid sales or earnings growth. The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities, and general market and monetary conditions. Consequently, the Fund's investments may be bought and sold relatively frequently. While the Fund generally invests in mid-sized companies, it sometimes invests in securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of the Fund shares tend to fluctuate more than it would if the Fund invested in the securities of larger companies.


Under the heading, "The Eligible Funds," please delete the disclosure under The Jensen Portfolio and replace it with the following:

The Jensen Portfolio (Class R) seeks long-term capital appreciation. The fund invests primarily in the common stocks of approximately 25 companies that satisfy the investment criteria described below. Generally, each company in which the Fund invests must: (1) have consistently achieved strong earnings and have a trend of increasing free cash flow over the prior ten years; (2) be in excellent financial condition based on certain qualitative factors; and (3) in the opinion of the Fund's investment adviser, be capable of sustaining outstanding business performance. The Fund may invest in securities when they are priced below their intrinsic values. The Fund may sell all or part of its position in a company, however, when the investment adviser has determined that another qualifying security has a higher opportunity to achieve the Fund's objective. In addition, the Fund must sell its entire position in a company when the company no longer meets each of the Fund's investment criteria specified above, unless that failure is due to an extraordinary situation that the Fund's investment adviser believes will not have a material adverse impact on the company's operating performance.


THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.